UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

HAMMER FIBER OPTICS HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-35876	98-1032170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6151 Lake Osprey Drive, Suite 300
 Sarasota, Florida, United States 34240
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (941) 306 3019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Fruci & Associates II, PLLC ("Fruci")

On February 20, 2025, the Board of Directors of Hammer Fiber Optics Holdings Corp. (the "Registrant") approved the dismissal of Fruci & Associates II, PLLC ("Fruci") as its independent registered public accounting firm.

During the Registrant's two most recent fiscal years ended July 31, 2024 and 2023 and the subsequent interim periods through February 18, 2025, there were no disagreements as defined in Item 304 of Regulation S-K with Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fruci, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided Fruci with a copy of this Report prior to its filing with the SEC and requested Fruci to furnish the Registrant with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of Fruci's letter dated February 20, 2025, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Salberg & Company, P.A. ("Salberg")

On February 20, 2025, the Board of Directors approved the appointment of Salberg & Company, P.A. ("Salberg"), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years through July 31, 2024,  and the subsequent interim periods through February 20, 2025, neither us nor anyone on our behalf consulted Salberg regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

16.1	Letter from Fruci & Associates II, PLLC, dated February 20, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hammer Fiber Optics Holdings, Corp.

Dated: February 20, 2025

/s/ Mark Stogdill

Name: Mark Stogdill
Title: Principal Financial Officer